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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   May 26, 1999
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                                PHOTOMATRIX, INC.
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             (Exact name of registrant as specified in its charter)


California                             0-16055                    95-3267788
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)



1958 Kellogg Ave., Carlsbad, California                           92008
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(Address of principal executive offices)                        (Zip Code)




                                 (760) 431-4999
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              (Registrant's telephone number, including area code)




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          (Former name or former address, if changed since last report)


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ITEMS 1 - 3.  Not applicable.


ITEM 4.  Changes in Registrant's Certifying Accountants.

              On May 26, 1999, BDO Seidman, LLP, Costa Mesa, California was engaged as the Company's principal independent accountant. During the last two fiscal years and subsequent interim periods of the Company, the Company did not consult BDO Seidman, LLP regarding (i) either, the application of accounting principles to a specified transaction either completed or composed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K) or was a reportable event (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).


ITEMS 5 AND 6.  Not applicable.

ITEM 7.  Financial Statements and Exhibits. None.

ITEMS 8 AND 9. Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHOTOMATRIX, INC.


Date:  June 2, 1999                       by  /s/  ROY L. GAYHART
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                                              Roy L. Gayhart
                                              Chief Financial Officer







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